PATENT SECURITY AGREEMENT


         THIS PATENT SECURITY AGREEMENT is made on the 27th day of November, 1996, by FIBERCORE, INC., a Nevada corporation, having its chief executive office at 174 Charlton Road, P.O. Box 206, Sturbridge, MA 01566 ("Grantor"), in favor of AMP INCORPORATED, a Pennsylvania corporation, having its chief executive office at 470 Friendship Road, M/S 176-034, Harrisburg, PA 17111 ("Secured Party").

         WHEREAS, pursuant to that certain Convertible Debenture Purchase Agreement dated April 17, 1995 (as the same may be amended, modified or supplemented from time to time, the "Purchase Agreement") by and between Grantor and Secured Party, Secured Party has agreed to make certain advances of money and to extend certain financial accommodations to Grantor in the amounts and manner set forth in the Purchase Agreement (collectively, the "Debt"). Secured Party is willing to extend the Debt to Grantor, but only upon the condition, among others, that Grantor shall assign to Secured Party, for the benefit of Secured Party, certain patent rights to secure the obligations of Grantor under the Purchase Agreement.

         WHEREAS, pursuant to the terms of the Collateral Assignment, Patent Mortgage and Security Agreement dated as of April 17, 1995 (the "Security Agreement") which is hereby incorporated by reference, Grantor has granted to Grantor a security interest in all of Grantor's entire and exclusive right, title and interest, whether presently existing or hereafter arising or acquired, in, to and under all of the Grantor's Collateral (as defined in the Purchase Agreement).

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and the Notes, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Unless otherwise defined herein, the terms defined in the Purchase Agreement are used herein as therein defined.

         2. To secure its obligations under the Purchase Agreement, Grantor does hereby mortgage and pledge to Secured Party, and grant to Secured Party a security interest in, all of Grantor's right, title and interest in, to and under its Patents, Patent Licenses whether now or hereafter owned and including without limitation each Patent and Patent application listed on Schedules A, B, C and D hereto, including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (the "Collateral"). The security interest granted hereby shall be and remain a first and prior security interest in all of the Collateral.


                                       1.

         This security interest is granted in conjunction with the security interest granted to Secured Party under the Security Agreement. The rights and remedies of Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Loan Documents, and those which are now or hereafter available to Secured Party as a matter of law or equity. Each right, power and remedy of Secured Party provided for herein or in the Security Agreement or the Purchase Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Patent Security Agreement, the Security Agreement or the Purchase Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

         Following the termination of the Purchase Agreement in accordance with its terms and full payment and satisfaction under the Loan Documents, the security interest in Patents, Patent Licenses, Patent applications and any and all financing statements filed on behalf of Secured Party will be terminated, and Secured Party will execute such instruments as may be reasonably requested to evidence such termination, which shall be without warranty by or recourse to Secured Party, and shall be at the expense of Grantor.





                                       2.

         IN WITNESS  WHEREOF,  the parties  have  caused  this  Patent  Security
Agreement to be duly executed by its officers thereunto duly authorized as of the date first written above.


GRANTOR                                                 FIBERCORE, INC.


                                                        By: /s/ Mohd Aslami
                                                           ---------------------
                                                        Name:   Mohd Aslami
                                                             -------------------
                                                        Title:  Chairman and CEO
                                                              ------------------


Accepted and acknowledged by:

AMP INCORPORATED, AS SECURED PARTY



By: /s/ James E. Marley
    ---------------------------
Name:   James E. Marley
     --------------------------
Title: Chairman of the Board
      -------------------------



                                       3.

                                   SCHEDULE A

                               ISSUED U.S. PATENTS



  Patent           Title                      Assignment                Owner of             Author/             Issue      Comments
  ------           -----                      ----------                ---------            -------             -----      --------
   No.                                          History                  Record              Inventor            Date
   ---                                          -------                  ------              --------            ----
 4596589     Method for producing          Reassignment:              Fibercore, Inc.       Perry, Gregory       6/24/86
             single mode fiber             11-08-93 (signed)
             preform                       10-11-94 (recorded)
                                           Assignor: Perry G.
                                           Assignee: Fibercore
                                           04-17-95 (signed)
                                           04-24-95 (recorded)
                                           Assignor: Fibercore
                                           Assignee: AMP Inc.

4,480,251    Apparatus to monitor          Norscan Instr Ltd to       Automated Light       McNaughton,         10/30/84
             electrical cables,            Automated Light            Technologies, Inc.    John P.
             including splice joints       Technologies, Inc. to                            Domenco,
             and the like, for the         Connecticut Innovations                          Wayne E.
             ingress of moisture           Incorporated and                                 Vokey, David E
                                           Connecticut Development
                                           Authority

5,077,526    Cable Failure Detection       Automated Light            Automated Light       Vokey, David E.     12/31/91
             System                        Technologies, Inc.         Technologies, Inc.    Sontag, Kenneth

4,947,469    Resistive Fault Location      Automated Light            Automated Light       Vokey, David E.     08/07/90
             Method and Device for         Technologies, Inc. to      Technologies, Inc.    Sontag, Kenneth
             use on electrical cables      Connecticut Innovations                          Chamberlain,
                                           Incorporated and                                 John C.
                                           Connecticut Development                          LaVallee,
                                           Authority                                        Ronald L.



                                       1.



  Patent              Title                     Assignment              Owner of               Author/         Issue       Comments
  ------              -----                     ----------             ---------              -------          -----       --------
   No.                                           History                Record                Inventor          Date
   ---                                           -------                ------                --------         -----
5,369,518      Optical Communication         Automated Light        Automated Light         Aslami, Mohd      11/29/94
               System and Method;            Technolgoies Inc.      Technologies, Inc.      LaVallee,
               Electrical Power                                                             Ronald L.
               Transmission thereof

4,480,251      Apparatus to monitor          Norscan Instr. Ltd.    Automated Light         Mcnaughton,       04/22/80
               electrical cables                                    Technologies, Inc.      John
                                                                                            Domenco,
                                                                                            Wayne
                                                                                            Vokey, David

5410929        Devise for recycling a        Fibercore Recycle      Fibercore Recycle       Wallace, Marcus   05/02/95
-------        tube                          Systems, Inc.          Systems, Inc.








                                       2.




                                                    SCHEDULE B

                                             U.S. PATENT APPLICATIONS


  Patent               Date                     Title                         Assignment History      Owner of         Author/
  ------               ----                     -----                         ------------------      --------         -------
Pending No.                                                                                            Record         Inventor
-----------                                                                                            ------         --------

0004999              12/02/94        FABR of OPT Fiber Preform                                        Fibercore,       Mohd A.
                                     utilizing rod/tape concept                                       Inc.             Aslami

0005999              Being           Manufacturing process for high                                   Fibercore,       Mohd A.
                     researched      quality vycor tubing for application                             Inc.             Aslami
                                     in producing optical fiber preforms

0004228              12/01/95        Method and Apparatus for                                         Fibercore,       Mohd A.
 Appl #                              producing optical fiber preform                                  Inc.             Aslami
PCT/US95/
 15685-
European
 Conv.



===================  ====================  ==========================================  =======================================





                                                        1.



                                                    SCHEDULE C

                                              ISSUED FOREIGN PATENTS



Patent No.      Country             Title                Assignment History      Owner of    Author/      Issue          Comments
----------      -------             -----                ------------------      --------    -------      -----          --------
                                                                                  Record     Inventor     Date
                                                                                  ------     --------     ----
GB2082406       United         Apparatus to               Domenco, Wayne                     Domenco,     06/13/84        Patent
                Kingdom        monitor electrical         David                              Wayne                        ceased
                               cables, including          McNaughton, John                   David                        through
                               splice joints and the      Paul                               McNaught                       non-
                               like, for the ingress      Vokey, David Ernest                on, John                     payment
                               of moisture                                                   Paul
                                                                                             Vokey,
                                                                                             David
                                                                                             Ernest


CA1168707       Canada         Apparatus to               Norscan Instr. Ltd                 Domenco,     06/05/84
---------
                               monitor electrical                                            Wayne
                               cables                                                        David
                                                                                             McNaught
                                                                                             on, John
                                                                                             Paul
                                                                                             Vokey,
                                                                                             David
                                                                                             Ernest


EP336036       Europe         Cable Failure              Vokey, David Ernest                 Vokey,       12/15/93
                              Detection System           Sontag, Kenneth N.                  David
                                                                                             Ernest




                                                        1.





Patent No.     Country           Title            Assignment History      Owner of    Author/       Issue          Comments
----------     -------           -----            ------------------      --------    -------       -----          --------
                                                                          Record     Inventor       Date
                                                                          ------     --------       ----
 AT98780       Austria      Cable Failure          Vokey, David Ernest                 Vokey,       01/15/94
                            Detection System       Sontag, Kenneth N.                  David
                                                                                       Ernest
                                                                                       Sontag,
                                                                                       Kenneth
                                                                                       N.

CA1317355      Canada       Cable Failure          Norscan Instr. Ltd.                 Vokey,       05/04/93
----------                  Detection System                                           David
                                                                                       Ernest
                                                                                       Sontag,
                                                                                       Kenneth
                                                                                       N.

DE3886380      Germany      Cable Failure          Vokey, David Ernest                 Vokey,       01/27/94
---------                   Detection System       Sontag, Kenneth N.                  David
                                                                                       Ernest
                                                                                       Sontag,
                                                                                       Kenneth
                                                                                       N.

ES2058298       Spain       Cable Failure          Vokey, David Ernest                 Vokey,       11/01/94
---------                   Detection System       Sontag, Kenneth N.                  David
                                                                                       Ernest
                                                                                       Sontag,
                                                                                       Kenneth
                                                                                       N.

EP327191        Europe      Resistive Fault        Automated Light                     Vokey,       05/10/95      Patent
--------                    Location Method        Technologies                        David                      ceased
                            and use on                                                 Ernest                     through
                            electrical cables                                          Chamberla                   non-
                                                                                       in, Jim C.                 payment
                                                                                       LaVallee,
                                                                                       Ronald
                                                                                       Sontag,
                                                                                       Kenneth




                                                        2.




Patent No.       Country             Title             Assignment History      Owner of     Author/          Issue        Comments
----------       -------             -----             ------------------      --------     -------          -----        --------
                                                                                Record      Inventor         Date

 AT122468        Austria        Resistive Fault         Automated Light                      Vokey,          05/15/95
 --------                       Location Method         Technologies                         David
                                                                                             Ernest
                                                                                             Chamberla
                                                                                             in, Jim C.
                                                                                             LaVallee,
                                                                                             Ronald
                                                                                             Sontag,
                                                                                             Kenneth

CA1283704        Canada         Resistive Fault         Vokey,David E.                       Vokey,          04/30/91
---------                       Location Method                                              David
                                                                                             Ernest
                                                                                             Chamberla
                                                                                             in, Jim C.
                                                                                             LaVallee,
                                                                                             Ronald
                                                                                             Sontag,
                                                                                             Kenneth

DE68922503       Germany        Resistive Fault       Automated Light                        Vokey,          06/14/95
----------                      Location Method       Technologies, Inc.                     David
                                                                                             Ernest
                                                                                             Chamberla
                                                                                             in, Jim C.
                                                                                             LaVallee,
                                                                                             Ronald
                                                                                             Sontag,
                                                                                             Kenneth





                                                        3.




Patent No.        Country             Title            Assignment History   Owner of    Author/          Issue           Comments
----------        -------             -----            ------------------   --------    -------          -----           --------
                                                                             Record     Inventor          Date
                                                                             ------     --------          ----

GB8800081         United         Resistive Fault       Automated Light                  Vokey,           02/10/88
---------         Kingdom        Location Method       Technologies, Inc.               David
                                                                                        Ernest
                                                                                        Chamberla
                                                                                        in, Jim C.
                                                                                        LaVallee,
                                                                                        Ronald
                                                                                        Sontag,
                                                                                        Kenneth

AU9458523        Australia       Optical               Automated Light                  Aslami,          07/19/94
---------                        Communication         Technologies I                   Mohd
                                 System and Method                                      LaVallee,
                                                                                        Ronald

WO9415415       World I.P.       Optical               Automated Light                  Aslami,          07/07/94
---------      Organization      Communication         Technologies I                   Mohd
                                 System and Method                                      LaVallee,
                                                                                        Ronald

WO9616911       World I.P.       Making a single        Fibercore Inc.                  Aslami,      06/06/96        Patent
---------      Organization      mode fibre preform                                     M.A.                         ceased
                                                                                        Perry,                       through
                                                                                        G.A.                           non-
                                                                                                                      payment
 EP716047         Europe         Making a single        Fibercore, Inc.                 Aslami,      10/09/96
 ---------                       mode fibre preform                                     M.A.
                                                                                        Perry,
                                                                                        G.A.

AU9645957         Austria        Making a single        Fibercore, Inc.                 Aslami,      06/19/96
----------                       mode fibre preform                                     M.A.
                                                                                        Perry,
                                                                                        G.A.
===============================  =====================  ===================== ========= =========== ============ ==================


                                                        4.



                                                    SCHEDULE D

                                            FOREIGN PATENT APPLICATIONS


Patent Pending      Date           Country                  Title                  Assignment    Owner of      Author/
--------------      ----           -------                  -----                  ----------    --------      -------
      No.                                                                           History       Record       Inventor
      ---                                                                           -------       ------       --------

   236767/89                        Japan            Resistive Fault Location
   ----------                                        Method

    9616911                         India            Method and Apparatus
    -------                                          for producing optical
                                                     fiber preform

    716047                         Europe            Method and Apparatus
    ------                                           for producing optical
                                                     fiber preform

    0004056       12/07/95          India            Method and Apparatus                                       Mohd. A.
 Application #                                       for producing optical                                      Aslami
  1616/MAS/95                                        fiber preforms

    0336036       12/15/93          Spain            Cable Failure Detection
                               United Kingdom        System
                                    Italy
    9645957                          AU              Method and Apparatus
    --------                                         for producing optical
                                                     fiber preforms.

----------------------------  ---------------------- -------------------------  -------------  ---------------  -------------------





                                                        1.